POWER OF ATTORNEY

         KNOW ALL  PERSONS BY THESE  PRESENTS,  that  NEUBERGER&BERMAN  ADVISERS
MANAGEMENT TRUST (the "Trust"), and each of its undersigned officers and Trustees hereby nominate, constitute and appoint Stanley Egener, Lawrence Zicklin, Michael J. Weiner, Allan S. Mostoff, Jeffrey S. Puretz, Paul F. Roye and Arthur C. Delibert (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement and all amendments thereto on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Trust and the officers and Trustees itself/themselves might or could do.

         IN WITNESS WHEREOF, NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST has caused this power of attorney to be executed in its name by its Chairman and attested by its Secretary, and the undersigned officers and Trustees have hereunto set their hands this 21st day of November, 1996.

                                                NEUBERGER&BERMAN
                                                ADVISERS MANAGEMENT TRUST



                                                By:  /s/Stanley Egener
                                                     Stanley Egener, Chairman

    Signature                                     Title



/s/ Stanley Egener                         Chairman and Trustee
Stanley Egener



/s/ Lawrence Zicklin                       President and Trustee
Lawrence Zicklin                           (Principal Executive Officer)



/s/ Michael J. Weiner                      Vice President
Michael J. Weiner                          (Principal Financial Officer)



/s/ Richard Russell                        Treasurer
Richard Russell                            (Principal Accounting Officer)



/s/ Faith Colish                           Trustee
Faith Colish



/s/ Walter G. Ehlers                       Trustee
Walter G. Ehlers



/s/ Leslie A. Jacobson                     Trustee
Leslie A. Jacobson



/s/ Robert M. Porter                       Trustee
Robert M. Porter



/s/ Ruth E. Salzmann                       Trustee
Ruth E. Salzmann



/s/ Peter P. Trapp                         Trustee
Peter P. Trapp

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that ADVISERS MANAGERS TRUST, (the "Trust"), and each of its undersigned officers and Trustees hereby nominate, constitute and appoint Stanley Egener, Lawrence Zicklin, Michael J. Weiner, Allan S. Mostoff, Jeffrey S. Puretz, Paul F. Roye, and Arthur C. Delibert (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's or any approved Spoke(R)'s Registration Statement and all amendments thereto on Form N-1A or any other required Form under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust or any approved Spoke(R), such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully to all intents and purposes as the Trust and the officers and Trustees itself/ themselves might or could do.

         IN WITNESS WHEREOF, ADVISERS MANAGERS TRUST has caused this power of attorney to be executed in its name by its Chairman and attested by its Secretary, and the undersigned officers and Trustees have hereunto set their hands this 21st day of November, 1996.

                                          ADVISERS MANAGERS TRUST



                                          By:  /s/ Stanley Egener
                                               Stanley Egener, Chairman

     Signature                               Title



/s/ Stanley Egener                    Chairman and Trustee
Stanley Egener



/s/ Lawrence Zicklin                   President and Trustee
Lawrence Zicklin                       (Principal Executive Officer)



/s/ Michael J. Weiner                  Vice President
Michael J. Weiner                      (Principal Financial Officer)



/s/ Richard Russell                   Treasurer
Richard Russell                       (Principal Accounting Officer)



/s/ Faith Colish                      Trustee
Faith Colish



/s/ Walter G. Ehlers                  Trustee
Walter G. Ehlers



/s/ Leslie A. Jaobson                 Trustee
Leslie A. Jacobson



/s/ Robert M. Porter                  Trustee
Robert M. Porter



/s/ Ruth E. Salzmann                  Trustee
Ruth E. Salzmann



/s/ Peter P. Trapp                    Trustee
Peter P. Trapp